UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 25, 2016

EMS FIND, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-174759	30-0934969
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
73 Buck Road, Suite 2, Huntingdon Valley, PA		19006
(Address of principal executive offices)		(Zip Code)

267-320-2255
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under   any of the following provisions:

(   )  Written communications pursuant to Rule 425 under the Securities Act (17CRF 230.425)

(   )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

(   )  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2

        (b))

(   )  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4

        (c))

Item 1.01.   Entry into Material Definitive Agreement

On July 25, 2016, the Company entered into $2,000,000 equity line financing agreement (“Purchase Agreement”) with River North Equity, LLC, Chicago, Illinois (“River North” or the “Investor”). The financing is over a period closing December 31, 2017.  Under the Purchase Agreement and the registration rights agreement for this financing, we are required to file a registration statement (“Registration Statement”) under the Securities Act of 1933, as amended, and to make any required filings under applicable state securities laws to register the shares of our common stock to be purchased by the Investor pursuant to the Investment Agreement.  Under a Modification Agreement we entered into with River North, we are required to use our best efforts to file the Registration Statement by October 31, 2016, following the filing of the Company’s 2016 Annual Report on Form 10-K, and to have the Registration Statement be declared effective within 90 days from the filing date.

Subject to the terms and conditions of the equity line documents, from time to time, the Company may, in its sole discretion, deliver a put notice, which shall be deemed delivered on (i) the Trading Day it is received by email by Investor if such notice is received on or prior to 09:00 New York time, or (ii) the immediately succeeding Trading Day if it is received by email after 09:00 New York time on a Trading Day or at any time on a day which is not a Trading Day.  The Valuation Period will commence on the Clearing Date.  The Valuation Period is the period of five (5) Trading Days immediately following the Clearing Date associated with the applicable Put Notice during which the Purchase Price of the Common Stock is valued. Investor shall notify the Company in writing of the occurrence of the Clearing Date associated with a Put Notice. The Valuation Period shall begin the first Trading Day following such written notice from Investor.  At the end of the Valuation Period the Purchase Price shall be established; if the value of the Put Shares initially delivered to Investor is greater than the Maximum Commitment Amount then immediately after the Valuation Period the Investor shall deliver to Company the Put Shares surplus associated with such Put, the number of shares being determined by reference to 75% of the Market Price on such date on which the Purchase Price is calculated in accordance with the terms and conditions of the Purchase Agreement.  The Closing of a Put shall occur upon the first Trading Day following the completion of the Valuation Period, whereby Investor shall deliver the Investment Amount, by wire transfer of immediately available funds to an account designated by the Company.

We have issued to the River North and Old Main, LLC in connection with the execution of the Purchase Agreement two Commitment Notes in the principal amount of $40,000 each, due March 29, 2017, and convertible into our common stock at a conversion price of a 35% discount from market.

THE FOREGOING DESCRIPTIONS OF THE EQUITY PURCHASE AGREEMENT, REGISTRATION RIGHTS AGREEMENT, MODIFICATION AGREEMENT AND COMMITMENT NOTES DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE FORMS OF EQUITY PURCHASE AGREEMENT, REGISTRATION RIGHTS AGREEMENT, MODIFICATION AGREEMENT AND CONVERTIBLE NOTES, WHICH ARE FILED AS EXHIBITS 10.12 THROUGH 10.15 TO THIS CURRENT REPORT ON FORM 8-K AND ARE INCORPORATED HEREIN BY REFERENCE.  DEFINED TERMS USED IN THE DESCRIPTIVE SECTIONS ABOVE IN THIS CURRENT REPORT SHALL HAVE THE MEANINGS PROVIDED IN THE EQUITY PURCHASE AGREEMENT AND THE OTHER AGREEMENTS FILED HEREWITH, UNLESS SPECIFICALLY DEFINED OTHERWISE ABOVE IN THIS REPORT.

Unregistered Sale of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

Date	Title and Amount(1)	Principal Purchaser	Underwriter	Total Offering Price/Underwriting Discounts
June 23, 2016	Issuance in connection with the referenced Purchase Agreement of two non-interest bearing Convertible Notes in the principal amounts of $40,000 each, due March 29, 2017.	River North Equity, LLC	NA	$80,000/NA

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02   Unregistered Sales of Equity Securities

As described in Item 1.01 of this Current Report, which is incorporated herein by reference, on July 25, 2016, the Company issued two Commitment Note to the Investor in a transaction exempt from registration as provided by Section 4(a)(2) and Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). The holders of the Commitment Notes are “accredited investors” as such term is defined in Rule 501(a) of Regulation D of the Securities Act. The sale of the Commitment Notes did not involve a public offering and was made without general solicitation or general advertising. The Investors acquired the Commitment Notes for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.12	Equity Purchase Agreement, dated July 25, 2016, between River North Equity, LLC and the Company.

10.13	Registration Rights Agreement, dated July 25, 2016, between the Company and River North Equity, LLC.

10.14	Modification Agreement, dated August 15, 2016, to Equity Purchase Agreement and Registration Rights Agreement between River North Equity, LLC and the Company.
10.15	Form of $40,000 Commitment Note issued July 25, 2016 to River North Equity, LLC and Old Main Capital, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2016	EMS Find, INC.

	By:	/s/ Steve Rubakh
Steve Rubakh
President and Chief Executive Officer

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